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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 15, 2003

                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)



        Virginia                       0-16751                   54-1443350
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)



                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.


         (c) Exhibits.

              EXHIBIT             DESCRIPTION
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                99.1           Press Release dated May 15, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (Information furnished in this Item 9 is furnished under Item 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being furnished by NTELOS Inc. ("NTELOS") pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release Nos. 33-8216 and 34-47583. The information in this report, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

         On May 15, 2003, NTELOS issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTELOS INC.
                                   (Registrant)


                                   By:   /s/ Michael B. Moneymaker
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                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                       Officer, Treasurer and Secretary


Date: May 15, 2003